EXHIBIT 32
Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Jane T. Elfers, Chief Executive Officer and President of The Children’s Place, Inc. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify that to my knowledge:

1.    The Quarterly Report of the Company on Form 10-Q for the quarter ended July 29, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    The information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 30th day of August, 2023.

By:	/S/ JANE T. ELFERS
Chief Executive Officer and President (Principal Executive Officer)

I, Sheamus Toal, Chief Operating Officer and Chief Financial Officer of The Children’s Place, Inc. (the “Company”), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify that to my knowledge:

1.    The Quarterly Report of the Company on Form 10-Q for the quarter ended July 29, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    The information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, I have executed this Certification this 30th day of August, 2023.

By:	/S/ SHEAMUS TOAL
Chief Operating Officer and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

This certification accompanies the Quarterly Report on Form 10-Q of The Children’s Place, Inc. for the quarter ended July 29, 2023 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original copy of this written statement required by Section 906 of the Sarbanes Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission and its staff upon request.